                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: MARCH         YEAR: 2002

               MONTH                      9/30/01      10/31/01     11/30/01   12/31/01     1/31/02       2/28/02      3/31/02
--------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                       $  1,122,478  $  1,076,560  $1,116,391  $1,156,830  $1,059,266   $1,059,266   $ 1,087,139
INCOME BEFORE INT. DEPREC./TAX (MOR-6) $    884,743  $    786,631  $  819,067  $  662,161  $  584,521   $  781,134   $   786,914
NET INCOME (LOSS) (MOR-6)              $    162,907  $    140,457  $  154,684  $   15,785  $  (61,844)  $  (80,692)  $   140,569
PAYMENTS TO INSIDERS (MOR-9)           $         --  $         --  $       --  $       --  $       --   $       --   $        --
PAYMENTS TO PROFESSIONALS (MOR-9)      $         --  $         --  $       --  $       --  $       --   $       --   $        --
TOTAL DISBURSEMENTS (MOR-7)            $  1,289,890  $  2,681,498  $3,848,954  $1,130,065  $2,967,841   $1,041,816   $ 1,279,695

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         4/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 14
                                                                         4/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED MARCH 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $     636              $       -                 $     168
        Trade accounts receivable, net              -                   44,243                     66                     2,566
        Other Receivables                           -                      786                      -                     2,789
        Due from affiliates                     1,088                   23,250                 13,271                         -
        Inventories                                 -                   27,259                      -                     8,532
        Prepaid expenses                           33                    3,326                      -                        33
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,292                   99,500                 13,337                    14,088

Property, plant and equipment, net                  -                  123,661                  2,948                     6,025
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,146                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   34,854                      -                     1,282
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,217                $ 354,250              $  21,431                 $  21,395
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  152,846                  1,057                     6,314
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   34,227                      -                     8,596
        Unsecured debt                        186,538                  267,452                  1,110                    70,403
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date       (986)                 (60,226)                 3,930                    (6,913)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,618)                (511,066)                19,264                  (136,968)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,618)                (513,603)                19,264                  (136,968)

TOTAL LIABILITIES AND EQUITY                $  37,217                $ 354,250              $  21,431                 $  21,395
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $      13             $       -                 $       -
        Trade accounts receivable, net             -                     3,057                   873                     4,660
        Other Receivables                          -                     4,379                     -                         -
        Due from affiliates                    3,134                    53,499                   572                     6,412
        Inventories                                -                         -                   240                     1,845
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,851                    60,948                 1,685                    12,917

Property, plant and equipment, net                 -                         -                     -                    42,533
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,900                 1,558                         -
Other assets                                   2,616                     4,258                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,467                 $ 361,106             $   3,243                 $  55,450
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 53                    25,099                   461                     1,537
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          549                    10,087                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,109                     1,557
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (406)                      914                  (620)                      922
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 373                    (6,284)                2,612                    (8,430)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       373                    (6,284)                2,612                    (8,430)

TOTAL LIABILITIES AND EQUITY                $  5,467                 $ 361,106             $   3,243                 $  55,450
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $     988
        Trade accounts receivable, net              -                 55,465
        Other Receivables                           -                  7,954
        Due from affiliates                  (101,596)                  (370)
        Inventories                                 -                 37,876
        Prepaid expenses                            -                  3,109
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (101,596)               105,022

Property, plant and equipment, net                  -                175,167
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,646
Investments in Subs                          (381,799)                45,454
Other assets                                       (1)                43,874
                                            --------------------------------

TOTAL ASSETS                                $(483,396)             $ 376,163
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (39,358)               148,009
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (9,144)                44,315
        Unsecured debt                       (132,624)               721,284
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,376)              (546,056)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (63,385)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,377)              (857,494)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,377)              (860,031)

TOTAL LIABILITIES AND EQUITY                $(483,396)             $ 376,163
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                            Sep-2001     10/31/01      11/30/01      12/31/01       1/31/02      2/28/02    Mar-2002
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     $     257   $      467    $      276   $       420     $     440     $    656   $     326
ROYALTY AND REVENUE PAYABLE                       --           --            --            --                                     --
NOTES PAYABLE - INSURANCE                     19,409       19,409        19,409        19,409        19,409       19,409      19,409
TAX PAYABLE:                                      --           --            --            --                                     --
    Federal Payroll Taxes                         --           --            --            --                                     --
    State Payroll & Sales                         --           --            --            --                                     --
    Ad Valorem Taxes                              --           --            --            --                                     --
    Other Taxes                                   --           --            21             8            35           13          --
TOTAL TAXES PAYABLE                        $      --   $       --    $       21    $        8     $      35           13   $      12
SECURED DEBT POST-PETITION                        --           --            --            --                                     12
ACCRUED INTEREST PAYABLE                          --           --            --            --                                     --
*ACCRUED PROFESSIONAL FEES:                       --           --            --            --                                     --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs           108           70            90           110            130         150         170
  2.  Lease Operating Expenses/Capital            --           --            --            --                         --          --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $  19,774   $   19,946    $   19,796    $   19,946     $   20,014      20,228   $  19,917
====================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      MARCH 2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $187,367    $ 176,145    $       6   $       437   $    5,514   $        5,265

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $187,367    $ 176,145    $       6   $       437   $    5,514    $       5,265
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 39,000    $ 39,000     $     --   $     --   $     --   $     --

        31-60         1,181       1,181           --         --         --         --

        61-90         3,223       3,223           --         --         --         --

        91 +         24,217      24,217           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 67,621    $ 67,621     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING MARCH 31, 2002


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       21,923,335    $         (192,124)   $        1,554,279
TOTAL COST OF REVENUES                                         --            19,697,291              (192,124)            1,813,762
GROSS PROFIT                                   $               --    $        2,226,044    $               --    $         (259,483)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              960    $          915,630    $               --    $          162,097
  Insiders Compensation                                        --               150,683                    --                    --
  Professional Fees                                            --             1,369,747                    --                    --
  Other (Earnings in Joint Venture)                            --               (61,716)               61,716                    --

TOTAL OPERATING EXPENSE                        $              960    $        2,374,344    $           61,716    $          162,097
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (960)   $         (148,300)   $          (61,716)   $         (421,580)
INTEREST EXPENSE (includes amort of debt fees)               (166)            2,354,624                    --               614,434
DEPRECIATION                                                   --             1,860,833                    --                47,571
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (166)   $        4,215,457    $               --    $          662,005
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (794)   $       (4,363,757)   $          (61,716)   $       (1,083,585)
INCOME TAXES                                                   --                    --                (6,793)                   --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (794)   $       (4,363,757)   $          (54,923)   $       (1,083,585)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,087,139   $          286,617
TOTAL COST OF REVENUES                                          --                46,546              405,159
GROSS PROFIT                                    $           83,333    $        1,040,593   $         (118,542)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            3,400    $          253,679   $          (69,538)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            3,400    $          253,679   $          (69,538)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           79,933    $          786,914   $          (49,004)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,550                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,345   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           19,268    $          140,569   $          (49,004)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           19,268    $          140,569   $          (49,004)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,175,608   $         (83,333)    $      27,834,854
TOTAL COST OF REVENUES                                       1,987,571             (83,333)           23,674,872
GROSS PROFIT                                        $        1,188,037   $              --     $       4,159,982
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          626,659   $        (558,861)            1,334,026
  Insiders Compensation                                             --                  --               150,683
  Professional Fees                                                 --                  --             1,369,747
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          626,659   $        (558,861)    $       2,854,456
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          561,378   $         558,861             1,305,526
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,725,968
DEPRECIATION                                                   324,785                  --             2,741,984
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          324,785   $         558,861     $       6,467,952
=================================================================================================================
NET INCOME BEFORE TAXES                             $          236,593   $              --     $      (5,162,426)
INCOME TAXES                                                        --                  --                (6,793)
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          236,593   $              --     $      (5,155,633)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND
   DISBURSEMENTS                                      9/30/01      10/31/01   11/30/01    12/31/01       1/31/02
-------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                        $   507,515  $  915,961   $  329,491  $    9,021    $    19,490
RECEIPTS:
2.  CASH SALES                                     $        --  $       --   $       --  $  392,516
3.  COLLECTION OF ACCOUNTS RECEIVABLE                  961,439   2,094,812      831,076                  1,978,631
4.  LOANS & ADVANCES (attach list)
5.  SALE OF ASSETS
6.  OTHER (attach list)                                736,897         216    2,697,409     748,018        923,764
TOTAL RECEIPTS                                     $ 1,698,336  $2,095,028   $3,528,485  $1,140,534    $ 2,902,395
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                              N/A         N/A           N/A        N/A

DISBURSEMENTS:
7.  NET PAYROLL                                    $        --  $       --   $        -- $
8.  PAYROLL TAXES PAID
9.  SALES, USE & OTHER TAXES PAID                       72,245       5,916       46,425      15,790          7,707
10. SECURED/RENTAL/LEASES                                                                                       --
11. UTILITIES                                                                                                   --
12. INSURANCE                                                                                                   --
13. INVENTORY PURCHASES                                                                                         --
14. VEHICLE EXPENSES                                                                                            --
15. TRAVEL & ENTERTAINMENT                                                                                      --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                             --
17. ADMINISTRATIVE & SELLING                                35      14,940      211,897     107,893        143,435
18. OTHER (attach list)                              1,217,610   2,660,642    3,590,632   1,006,383      2,816,699

TOTAL DISBURSEMENTS FROM OPERATIONS                $ 1,289,890  $2,681,498   $3,848,954  $1,130,065    $ 2,967,841
19. PROFESSIONAL FEES                              $        --  $       --   $       --
20. U.S. TRUSTEE FEES                                       --          --           --
21. OTHER REORGANIZATION EXPENSES (attach list)             --          --           --
TOTAL DISBURSEMENTS                                $ 1,289,890  $2,681,498   $3,848,954  $1,130,065    $ 2,967,841
22. NET CASH FLOW                                  $   408,446  $ (586,470)  $ (320,470) $   10,469    $   (65,446)
23. CASH - END OF MONTH (MOR-2)                    $   915,961  $  329,491   $    9,021  $   19,490    $   (45,956)


   CASH RECEIPTS AND                                                                  FILING TO
   DISBURSEMENTS                                      2/28/02          3/31/02             DATE
------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                        $   (45,956) $      (13,573)     $   271,082
RECEIPTS:
2.  CASH SALES                                     $            $                   $        --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                  969,180         242,792       10,308,072
4.  LOANS & ADVANCES (attach list)                                                           --
5.  SALE OF ASSETS                                                                           --
6.  OTHER (attach list)                                105,019       1,063,679       26,014,204
TOTAL RECEIPTS                                     $ 1,074,199  $    1,306,464      $36,322,277
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                                              N/A              N/A

DISBURSEMENTS:
7.  NET PAYROLL                                                 $                   $        --
8.  PAYROLL TAXES PAID                                                                       --
9.  SALES, USE & OTHER TAXES PAID                       35,293          13,458          198,674
10. SECURED/RENTAL/LEASES                                                                    --
11. UTILITIES                                                                                --
12. INSURANCE                                                                                --
13. INVENTORY PURCHASES                                                                      --
14. VEHICLE EXPENSES                                                                         --
15. TRAVEL & ENTERTAINMENT                                                                   --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                          --
17. ADMINISTRATIVE & SELLING                             9,970         137,451          646,766
18. OTHER (attach list)                                996,552       1,128,786       35,734,722

TOTAL DISBURSEMENTS FROM OPERATIONS                $ 1,041,816  $    1,279,695      $36,580,162
19. PROFESSIONAL FEES                                           $           --      $        --
20. U.S. TRUSTEE FEES                                                       --               --
21. OTHER REORGANIZATION EXPENSES (attach list)                             --               --
TOTAL DISBURSEMENTS                                $ 1,041,816  $    1,279,695      $36,580,162
22. NET CASH FLOW                                  $    32,383  $       26,769      $  (257,886)
23. CASH - END OF MONTH (MOR-2)                    $   (13,573) $       13,196      $    13,196


(1) Represents the period 7/17/01 through 8/31/01.

    MOR-7                                 *Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11



   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                          9/30/01         10/31/01         11/30/01
----------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                 $       185       $      204
       401(k) Plan Refund
       Cobra Insurance Payment                                                                                    23
       Miscellaneous                                                         3,887               12
       Advance from Parent company - Sterling Chemicals
       Loan Advance from a subsidiary - Sterling NRO                            --
       Return of investment from SPCUS                                                                     1,463,216
       Rec'd in error, to be returned in Sep 01 SPC Ltd                   (328,947)
       cash receipts re Inter company AR                                   827,114               --        1,234,170
       rec'd in error and to be returned in Nov 01.                        234,658

   TOTAL OTHER RECEIPTS                                                $   736,897       $      216       $2,697,409
   18. OTHER DISBURSEMENTS:
       Workover Expense
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                      329,798           78,000        1,982,808
       cash disbursements re Inter company AP                              663,621                           454,578
       CIT revolver cash sweep                                             155,838        2,582,642        1,153,246
       Capital contribution to SPCUS                                        68,353
   TOTAL OTHER DISBURSEMENTS                                           $ 1,217,610       $2,660,642       $3,590,632



   OTHER CASH RECEIPTS AND                                        12/31/01      1/31/02      2/28/02       3/31/02      FILING TO
   DISBURSEMENTS:                                                                                                         DATE
----------------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                   2            13           19 $         33         $ 1,563
       401(k) Plan Refund                                                             --                                        --
       Cobra Insurance Payment                                                        --                                        --
       Miscellaneous                                                                  --                                     3,922
       Advance from Parent company - Sterling Chemicals                               --      105,000                      105,000
       Loan Advance from a subsidiary - Sterling NRO                                  --                                19,409,155
       Return of investment from SPCUS                             107,183            --                                 1,570,399
       Rec'd in error, to be returned in Sep 01 SPC Ltd                               --                                        --
       cash receipts re Inter company AR                           640,833       923,751                 1,063,639       4,689,507
       rec'd in error and to be returned in Nov 01.                                   --                                   234,658

   TOTAL OTHER RECEIPTS                                         $  748,018   $   923,764  $   105,019 $  1,063,672    $ 26,014,204
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                               --                                        --
       Capital Expenditures                                                           --                                        --
       Interest Payment                                                               --                                        --
       Pre-petition checks voided in current period                                   --                                        --
       Advance to Parent company - Sterling Chemicals              484,482       119,811                   949,787      26,262,104
       cash disbursements re Inter company AP                      228,534       440,050                    31,852       1,818,635
       CIT revolver cash sweep                                     293,367     1,891,948      996,552      147,147       7,220,740
       Capital contribution to SPCUS                                             364,890                                   433,243
   TOTAL OTHER DISBURSEMENTS                                    $1,006,383   $ 2,816,699  $   996,552 $  1,128,786    $ 35,734,722





    (1)Represents the period 7/17/01 through 8/31/01.



                           MOR-7 ATTACHMENT

CASE NAME:  STERLING CANADA, INC.                 CASE NUMBER:  01-37810-H4-11

                            MONTH OF MARCH 31, 2002


                                               Bank One      Chase Manhattan   Chase Manhattan         CIBC
  CASH RECEIPTS AND                            5561841         001-00526970      001-03317054        77-01713
  DISBURSEMENTS                                Lock Box          General           Checking          Checking           Total
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                        1,000               100           (30,203)           15,530           (13,573)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE            147,147                --            95,645                             242,792

  4.  LOANS & ADVANCES (attach list)                                                                                            --

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                               --                --         1,063,639            15,033         1,078,672
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   147,147                --         1,159,284            15,033         1,321,464
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --                --

  8.  PAYROLL TAXES PAID                                                                                                        --

  9.  SALES, USE & OTHER TAXES PAID                                                                       13,458            13,458

  10. SECURED/RENTAL/LEASES                                                                                                     --

  11. UTILITIES                                                                                                                 --

  12. INSURANCE                                                                                                                 --

  13. INVENTORY PURCHASES                                                                                                       --

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                    --

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                           --

  17. ADMINISTRATIVE & SELLING                                                         132,409             5,042           137,451

  18. OTHER (attach list)                          147,147                --           996,639                --         1,143,786
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              147,147                --         1,129,048            18,500         1,294,695
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --                --

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              147,147                --         1,129,048            18,500         1,294,695
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --            30,236            (3,467)           26,769

  23. CASH - END OF MONTH (MOR-2)                    1,000               100                33            12,063            13,196

(1) Represents the period 7/17/01 through 8/31/01.

MOR-7

                    *  Applies to Individuals debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

                            MONTH OF MARCH 31, 2002

                                                                                       Chase             Chase
                                                                     Bank One        Manhatten         Manhatten
   OTHER CASH RECEIPTS AND                                           5561841        001-00526970      001-03317054
   DISBURSEMENTS:                                                    Lock Box         General           Checking
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         --      $        --       $       --
       401(k) Plan Refund
       Advance from Parent company - Sterling Chemicals
       Miscellaneous
       Transfer Between Accounts
       Loan Advance from a subsidiary - Sterling NRO                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.
       Return of investment from SPCUS
       cash receipts re Inter company AR                                                               $1,063,639
       rec'd in error and to be returned in Oct 01.

   TOTAL OTHER RECEIPTS                                           $         --      $        --        $1,063,639
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                           15,000
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                                                     949,787
       cash disbursements re Inter company AP                                                              31,852
       CIT revolver cash sweep                                         147,147
       Capital contribution to SPCUS                                                                          --
   TOTAL OTHER DISBURSEMENTS                                      $    147,147      $        --       $  996,639


                                                                     CIBC
   OTHER CASH RECEIPTS AND                                         77-01713
   DISBURSEMENTS:                                                  Checking                               Total
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                     33                       $        33
       401(k) Plan Refund                                                                                    --
       Advance from Parent company - Sterling Chemicals                                                      --
       Miscellaneous                                                       --                                --
       Transfer Between Accounts                                       15,000                            15,000
       Loan Advance from a subsidiary - Sterling NRO                                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                       --
       Return of investment from SPCUS                                                                       --
       cash receipts re Inter company AR                                                              1,063,639
       rec'd in error and to be returned in Oct 01.                                                          --

   TOTAL OTHER RECEIPTS                                            $   15,033          $    --      $ 1,078,672
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                         15,000
       Capital Expenditures                                                                                  --
       Interest Payment                                                                                      --
       Pre-petition checks voided in current period                                                          --
       Advance to Parent company - Sterling Chemicals                      --                           949,787
       cash disbursements re Inter company AP                              --                            31,852
       CIT revolver cash sweep                                                                          147,147
       Capital contribution to SPCUS                                                                         --
   TOTAL OTHER DISBURSEMENTS                                       $       --         $    --       $ 1,143,786


    (1)Represents the period 7/17/01 through 8/31/01.



                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                            MONTH OF MARCH 31, 2002

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking                       TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------                  ------------
BANK BALANCE                 $      1,000   $        100     $         33     $     1,134   $  25,520                  $     26,654
DEPOSIT IN TRANSIT                                                                                 --                            --
OUTSTANDING CHECKS                                                                     --     (13,458)                      (13,458)
ADJUSTED BANK BALANCE        $      1,000   $        100     $         33     $     1,134   $  12,062    $ --    $ --  $     13,196
BEGINNING CASH - PER BOOKS   $      1,000   $        100     $    (30,203)    $   (29,103)  $  15,530                  $    (13,573)
RECEIPTS                          147,147                       1,159,284       1,306,431          33                  $  1,306,464
TRANSFERS BETWEEN ACCOUNTS                                        (15,000)        (15,000)     15,000                            --
(WITHDRAWAL)CONTRIBUTION-                                                                                                        --
BY INDIVIDUAL DEBTOR MFR-2                                                                                                       --
CHECKS/OTHER DISBURSEMENTS       (147,147)                     (1,114,048)     (1,261,195)    (18,500)                 $ (1,279,695)
ENDING CASH - PER BOOKS      $      1,000    $       100     $         33     $     1,133   $  12,063    $ --    $ --  $     13,196

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION      Sep-2001      Oct-2001     Nov-2001    Dec-2001    Jan-2002     Feb-2002  Mar-2002    FILING TO
        /COMP TYPE (2)                                                                                                   DATE
--------------------------------------------------------------------------------------------------------------------------------
1.                              $      --     $      --    $      --   $      --   $      --    $      --   $      --   $   --
2.                                     --            --           --          --          --           --          --       --
3.                                     --            --           --          --          --           --          --       --
4.                                     --            --           --          --          --           --          --       --
5.                                     --            --           --          --          --           --          --       --
6.                                     --            --           --          --          --           --          --       --
7.                                     --            --           --          --          --           --          --       --
8.                                     --            --           --          --          --           --          --       --
9.                                     --            --           --          --          --           --          --       --
TOTAL INSIDERS (MOR-1)          $      --     $      --    $      --   $      --   $      --    $      --   $      --   $   --

      PROFESSIONALS             Sep-2001      Oct-2001     Nov-2001    Dec-2001    Jan-2002     Feb-2002  Mar-2002    FILING TO
     NAME/ORDER DATE                                                                                                     DATE
--------------------------------------------------------------------------------------------------------------------------------
1.                              $      --     $      --    $      --   $      --   $      --    $      --   $      --   $   --
2.                                     --            --           --          --          --           --          --       --
3.                                     --            --           --          --          --           --          --       --
4.                                     --            --           --          --          --           --          --       --
5.                                     --            --           --          --          --           --          --       --
6.                                     --            --           --          --          --           --          --       --
TOTAL PROFESSIONALS (MOR-1)     $      --     $      --    $      --   $      --   $      --    $      --   $      --   $   --

(1) REPRESENTS THE PERIOD 07/

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9